Supplement dated March 25, 2013 to the Wilmington Funds

Prospectus dated August 31, 2012 (the “Prospectus”)

Change of Name of Sub-Adviser EII Realty Securities, Inc.

Effective at the close of business on March 25, 2013, EII Realty Securities, Inc., sub-adviser to the Wilmington Multi-Manager Real Asset Fund, changed its name to EII Capital Management, Inc. Accordingly, as of March 25, 2013, all references to EII Realty Securities, Inc. in the Prospectus are hereby amended as described below:

The following amends and replaces information in the section entitled “Investment Sub-Advisors” on page 34 of the Prospectus:

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), EII Capital Management, Inc. (“EII”); CBRE Clarion Securities LLC (“CBRE Clarion”); Pacific Investment Management Company, LLC (“PIMCO”); HSBC Global Asset Management (France) (“HSBC”).

The following amends and replaces information in the section entitled “Sub-Advisors” on page 111 of the Prospectus:

EII Capital Management, Inc. (“EII”) sub-advises a portion of the Multi-Manager Real Asset Fund. EII is a registered investment advisor under the Advisers Act, with its principal executive office located at 640 Fifth Avenue, 8th Floor, New York, NY 10019. As of June 30, 2012, EII had assets under management of approximately $9 billion. EII makes decisions with respect to and places orders for purchases and sales of portfolio securities, and maintains the records relating to such purchases and sales.

Please keep this Supplement for future reference

SP-WT-PRO-001-313B

Supplement dated March 25, 2013, to the Wilmington Funds

Statement of Additional Information dated August 31, 2012 (the “SAI”)

Change of Name of Sub-Adviser EII Realty Securities, Inc.

Effective at the close of business on March 25, 2013, EII Realty Securities, Inc., sub-adviser to the Wilmington Multi-Manager Real Asset Fund (the “Fund”), changed its name to EII Capital Management, Inc. Accordingly, as of March 25, 2013, all references to EII Realty Securities, Inc. in the SAI are hereby amended as described below:

The following amends and replaces the information pertaining to EII Realty Securities, Inc. on page 92 of the SAI:

MULTI-MANAGER REAL ASSET FUND

The sub-advisors to the Multi-Manager Real Asset Fund are EII Capital Management, Inc. (“EII”), CBRE Clarion Securities LLC (“CBRE Clarion”), Pacific Investment Management Company LLC (“PIMCO”) and HSBC Global Asset Management (France) (“HSBC”), each of which are registered investment advisors. In addition, WFMC, the investment advisor, directly manages the portions of the Multi-Manager Real Asset Fund allocated to the inflation-protected and fixed-income securities strategy (e.g., “TIPS”) and to the enhanced cash strategy.

The following amends and replaces the information pertaining to EII Securities, Inc. on page 104 of the SAI:

Portfolio Managers

EII CAPITAL MANAGEMENT, INC. (“EII”)

OTHER ACCOUNTS MANAGED (AS OF APRIL 30, 2012).

(All accounts are managed by the team)

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager Real Asset Fund

EII Capital Management, Inc.

640 Fifth Avenue, 8 Floor

New York, New York 10019

CBRE Clarion Securities LLC

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

Pacific Investment Management Company, LLC

840 Newport Center Drive

Newport Beach, California 92660

HSBC Global Asset Management (France)

Immeuble Ile De France, 4 Place de la Pyramide

Puteaux, France 92800

Please keep this Supplement for future reference.

SP-WT-SAI-001-313B